Fees Summary	Jun. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 50,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	6,905.00
Total Offset Amount	1,182.99
Net Fee	$ 5,722.01